SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 3, 2009

LiveWire Mobile, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation or Organization)

0-23282	04-2814586
(Commission File Number)	(I.R.S. Employer Identification No.)

One Monarch Drive, Suite 203, Littleton, Massachusetts	01460
(Address of Principal Executive Offices)	(Zip Code)

(978) 742-3100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 3, 2009, LiveWire Mobile, Inc. (the “Company”) accepted the resignation of Mr. Ofer Gneezy from the Company’s Board of Directors (the “Board”), effective as of March 3, 2009.

On March 3, 2009, the Board appointed Thomas Dusenberry as a director of the Company. Mr. Dusenberry will fill a vacancy on the Board and will serve as a member of the class of directors whose term shall expire at the Company’s 2011 Annual Meeting of Stockholders and until his successor is elected and qualified, or until his earlier resignation or removal. As was previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2008, the Company entered into Voting and Standstill Agreements (the “Standstill Agreements”) with certain of its existing stockholders. Mr. Dusenberry will serve as the Additional Independent Director under the Standstill Agreements.

Mr. Dusenberry was also elected to the Audit Committee of the Board to serve until his successor is elected and qualified or until his earlier resignation or removal. Information concerning the membership of the Board’s committees is publicly available on the Company’s website at http://ir.livewiremobile.com under the tab “Investor Relations.” The Company intends to disclose changes in the membership of the Board’s committees by posting this information on our website and/or in our public filings with the Securities and Exchange Commission.

Mr. Dusenberry will be compensated according to the Company’s non-employee director compensation policy. Under the Company’s non-employee director compensation policy, each eligible director is paid $22,500 annually (payable in quarterly installments) and is reimbursed for reasonable out-of-pocket expenses incurred in attending meetings. In addition, each eligible director is granted (a) upon first being elected to the board, an option to purchase 15,000 shares of the Company’s common stock and (b) annually at the time of the annual meeting, an option to purchase 12,500 shares of the Company’s common stock which vest at the time of the next annual meeting, in each case subject to full vesting of all option shares upon a change of control of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number	Title
99.1	Press Release dated as of March 3, 2009 LiveWire Mobile, Inc. Announces changes to its Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEWIRE MOBILE, INC.

March 4, 2009	By:	/s/ Joel Hughes
	Name:	Joel Hughes
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Title
99.1	Press Release dated as of March 3, 2009 LiveWire Mobile, Inc. Announces changes to its Board of Directors